Execution Version
AMENDMENT NO. 3, dated as of February 23, 2019 (this “Amendment”), to the Credit Agreement dated as of July 1, 2015, among UNIVAR USA INC., a Washington corporation (the “Borrower”), UNIVAR INC., a Delaware corporation (“Holdings”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent and the other parties thereto (as amended, restated, modified and supplemented from time to time prior to the effectiveness of the Amendment, the “Credit Agreement”), by and between the Borrower and the Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;
WHEREAS, Section 11.1(d)(i) of the Credit Agreement provides that the Credit Agreement and the other Loan Documents may be amended to cure any ambiguity, mistake, omission, defect or inconsistency with the consent of the Borrower and the Administrative Agent;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments.
(a)“Additional Obligations” is hereby amended by replacing the reference (a) to “Holdings or a Guarantor” with “a Loan Party” and (b) to “Borrower or Guarantors” with “Loan Parties”.
(b)“Foreign Segment Consolidated Total Assets” is hereby amended by replacing the reference to “Company” with “Borrower”.
(c)“LIBOR Rate” is hereby amended by replacing the reference to “(or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time)” with “(or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (such applicable rate, the “LIBOR Screen Rate”)”.
(d)Section 7.1(b) of the Credit Agreement is hereby amended by replacing each reference to “the Parent Borrower” with “Holdings”.
(e)Section 8.1(b)(i) of the Credit Agreement is hereby amended by replacing each reference to “Holdings and the Guarantors” with “the Loan Parties”.
Section 2.Representations and Warranties, No Default. The Borrower hereby represents and warrants that as of the Amendment No. 3 Effective Date, after giving effect to this Amendment, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Credit Agreement, as amended by this Amendment, are true and correct in all material respects on and as of the date hereof, as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.
Section 3.Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 3 Effective Date”) that the following conditions have been satisfied or waived:
(i)The Administrative Agent shall have received an executed counterpart of this Amendment from the Borrower.
(ii)The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 3 Effective Date certifying as to the satisfaction (or waiver) of the conditions set forth in Section 2.
Section 4.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 5.Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
Section 6.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 7.Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement as amended hereby, or any other Loan Document as amended hereby, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 3 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.
Section 8.WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
UNIVAR USA INC.,
as Borrower
By: /s/ Kerri Howard
Name: Kerri Howard
Title: Vice President - Treasurer

[Signature Page to Univar Amendment No. 3]

BANK OF AMERICA, N.A.,
as Administrative Agent
By:  /s/ Liliana Claar
Name: Liliana Claar
Title: Vice President

[Signature Page to Univar Amendment No. 3]